Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
We do not grant equity-based awards in anticipation of the release of material non-public information, and we do not time the release of material non-public information based on equity award grant dates or for the purposes of affecting the value of executive compensation. We do not have a formal policy with respect to the timing of our equity award grants, and did not grant stock options in 2025.

Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	We do not grant equity-based awards in anticipation of the release of material non-public information, and we do not time the release of material non-public information based on equity award grant dates or for the purposes of affecting the value of executive compensation.
MNPI Disclosure Timed for Compensation Value	false